================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2004

                        RETURN ON INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                      033-36198               22-3038309
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                              (Address of Principal
                               Executive Offices)


                                 (770) 517-4750
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01   Other Events

On December 6, 2004, Return On Investment Corporation (the "Company") issued a press release regarding the signing of a definitive agreement for the sale of the assets of the Company's GO Software, Inc. subsidiary to Verifone, Inc. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits

99.1  Press Release, dated December 6, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RETURN ON INVESTMENT CORPORATION

Date: December 6, 2004                 By: /s/ Arol R. Wolford
                                           ----------------------------------
                                           Arol R. Wolford
                                           President and Chief Executive Officer